UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2016

Semiannual Report
to Shareholders

Deutsche Global High Income Fund

Contents

3 Letter to Shareholders

5 Performance Summary

9 Portfolio Manager

9 Portfolio Summary

12 Investment Portfolio

33 Statement of Assets and Liabilities

35 Statement of Operations

37 Statement of Changes in Net Assets

38 Financial Highlights

42 Notes to Financial Statements

59 Information About Your Fund's Expenses

61 Advisory Agreement Board Considerations and Fee Evaluation

66 Account Management Resources

68 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary April 30, 2016 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	2.58%	–0.18%	5.10%	5.97%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.04%	–4.67%	4.14%	5.49%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	2.92%	0.28%	5.95%	7.70%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††	2.69%	–0.74%	5.65%	7.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–2.27%	4.75%	5.74%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–6.66%	3.79%	5.25%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†		–1.47%	5.56%	7.41%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††		–3.30%	5.17%	6.79%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
Unadjusted for Sales Charge	2.20%	–0.91%	4.30%	5.19%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.22%	–0.91%	4.30%	5.19%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	2.92%	0.28%	5.95%	7.70%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††	2.69%	–0.74%	5.65%	7.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
Unadjusted for Sales Charge		–3.11%	3.95%	4.94%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–3.11%	3.95%	4.94%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†		–1.47%	5.56%	7.41%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††		–3.30%	5.17%	6.79%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	2.67%	0.04%	5.33%	6.18%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	2.92%	0.28%	5.95%	7.70%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††	2.69%	–0.74%	5.65%	7.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–2.03%	4.96%	5.95%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†		–1.47%	5.56%	7.41%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††		–3.30%	5.17%	6.79%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 4/30/16
No Sales Charges	2.57%	0.07%	5.40%	6.32%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†	2.92%	0.28%	5.95%	7.70%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††	2.69%	–0.74%	5.65%	7.11%
Average Annual Total Returns as of 3/31/16 (most recent calendar quarter end)
No Sales Charges		–2.02%	5.08%	6.09%
Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†		–1.47%	5.56%	7.41%
Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index††		–3.30%	5.17%	6.79%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016, are 1.08%, 1.83%, 0.88% and 0.78% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 30 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

■ Deutsche Global High Income Fund — Class A

■ Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index†

■ Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index ††

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† Bank of America Merrill Lynch Global High Yield Constrained — USD Hedged Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating. The index limits the percentage represented by any single issuer in the index.

†† Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

‡ Total returns shown for periods less than one year are not annualized.

On June 1, 2016, the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index replaced the Bank of America Merrill Lynch Global High Yield Constrained Index as the fund’s comparative broad-based securities market index because the Advisor believes the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index more closely reflects the fund’s investment strategies.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
4/30/16	$ 6.50	$ 6.52	$ 6.53	$ 6.48
10/31/15	$ 6.61	$ 6.64	$ 6.65	$ 6.59
Distribution Information as of 4/30/16
Income Dividends, Six Months	$ .15	$ .13	$ .16	$ .16
April Income Dividend	$ .0277	$ .0238	$ .0288	$ .0291
Capital Gain Distributions, Six Months	$ .12	$ .12	$ .12	$ .12
SEC 30-day Yield‡‡	4.68%	4.16%	5.11%	5.21%
Current Annualized Distribution Rate‡‡	5.11%	4.38%	5.29%	5.40%

‡‡ The SEC yield is net investment income per share earned over the month ended April 30, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 5.09% for Class S shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 5.27% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Manager

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Portfolio Summary (Unaudited)

Investment Portfolio as of April 30, 2016 (Unaudited)

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 98.6%
Consumer Discretionary 28.5%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		270,000	276,750
Ally Financial, Inc.:
4.125%, 3/30/2020 (b)		4,615,000	4,701,531
5.75%, 11/20/2025 (b)		1,545,000	1,564,312
Altice Financing SA:
144A, 6.5%, 1/15/2022		330,000	333,300
144A, 7.5%, 5/15/2026 (c)		2,630,000	2,633,287
Altice Finco SA:
144A, 8.125%, 1/15/2024		200,000	195,000
144A, 9.875%, 12/15/2020		445,000	483,381
Altice Luxembourg SA, 144A, 7.25%, 5/15/2022	EUR	890,000	1,036,929
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		1,630,000	1,646,300
AMC Entertainment, Inc., 5.875%, 2/15/2022 (b)		430,000	446,125
AmeriGas Finance LLC, 7.0%, 5/20/2022		695,000	734,094
APX Group, Inc., 6.375%, 12/1/2019		390,000	390,000
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		2,155,000	2,225,037
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		1,090,000	1,149,950
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		30,000	25,725
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025 (b)		970,000	889,975
5.5%, 4/1/2023 (b)		1,355,000	1,295,109
Beacon Roofing Supply, Inc., 6.375%, 10/1/2023 (b)		420,000	446,250
Block Communications, Inc., 144A, 7.25%, 2/1/2020		720,000	723,600
Boyd Gaming Corp., 6.875%, 5/15/2023 (b)		310,000	321,625
Cable Communications Systems NV, 144A, 7.5%, 11/1/2020	EUR	400,000	484,356
Caleres, Inc., 6.25%, 8/15/2023		270,000	275,400
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		830,000	846,600
144A, 5.5%, 5/1/2026		3,770,000	3,845,400
144A, 5.875%, 4/1/2024		765,000	801,337
144A, 5.875%, 5/1/2027		1,040,000	1,066,000
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,216,000	1,146,080
144A, 6.375%, 9/15/2020		1,655,000	1,694,356
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		375,000	385,313
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		255,000	247,350
Series B, 6.5%, 11/15/2022 (b)		690,000	693,450
Series A, 7.625%, 3/15/2020		210,000	183,750
Series B, 7.625%, 3/15/2020		1,065,000	987,127
Cogeco Communications, Inc., 144A, 4.875%, 5/1/2020		1,865,000	1,913,956
CSC Holdings LLC, 5.25%, 6/1/2024 (b)		500,000	455,000
Dana Holding Corp.:
5.375%, 9/15/2021		200,000	204,500
5.5%, 12/15/2024 (b)		410,000	398,725
DISH DBS Corp.:
6.75%, 6/1/2021 (b)		90,000	92,719
7.875%, 9/1/2019		565,000	622,913
Europcar Groupe SA, 144A, 5.75%, 6/15/2022	EUR	1,595,000	1,915,153
Fiat Chrysler Automobiles NV:
4.5%, 4/15/2020		945,000	965,790
5.25%, 4/15/2023 (b)		6,000,000	6,067,740
Global Partners LP, 7.0%, 6/15/2023		525,000	441,326
GLP Capital LP:
4.375%, 4/15/2021		335,000	342,538
5.375%, 4/15/2026		1,080,000	1,125,900
Goodyear Tire & Rubber Co., 5.125%, 11/15/2023 (b)		420,000	433,650
Group 1 Automotive, Inc.:
5.0%, 6/1/2022 (b)		930,000	920,700
144A, 5.25%, 12/15/2023 (b)		1,505,000	1,497,475
HD Supply, Inc.:
144A, 5.25%, 12/15/2021		620,000	651,000
144A, 5.75%, 4/15/2024 (b)		405,000	424,744
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		285,000	287,138
HP Pelzer Holding GmbH, 144A, 7.5%, 7/15/2021	EUR	1,335,000	1,622,348
Lennar Corp., 4.75%, 11/15/2022 (b)		600,000	609,000
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		105,000	108,413
144A, 7.0%, 9/1/2020		685,000	717,537
LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,049,210
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		355,000	367,638
Mediacom Broadband LLC:
5.5%, 4/15/2021		105,000	107,363
6.375%, 4/1/2023		790,000	819,625
Mediacom LLC, 7.25%, 2/15/2022		205,000	214,738
MGP Escrow Issuer LLC, 144A, 5.625%, 5/1/2024 (b)		815,000	849,637
NCL Corp., Ltd., 144A, 4.625%, 11/15/2020		610,000	619,913
Neptune Finco Corp.:
144A, 6.625%, 10/15/2025 (b)		300,000	322,500
144A, 10.125%, 1/15/2023		1,395,000	1,531,012
144A, 10.875%, 10/15/2025		720,000	801,000
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		310,000	316,200
Numericable-SFR:
144A, 6.0%, 5/15/2022		1,560,000	1,562,028
144A, 7.375%, 5/1/2026		1,685,000	1,710,275
Penske Automotive Group, Inc., 5.375%, 12/1/2024 (b)		1,485,000	1,496,137
Sabre GLBL, Inc.:
144A, 5.25%, 11/15/2023		140,000	141,750
144A, 5.375%, 4/15/2023 (b)		50,000	50,875
Sally Holdings LLC, 5.625%, 12/1/2025		1,065,000	1,136,887
Schaeffler Finance BV, 144A, 4.75%, 5/15/2023		2,290,000	2,352,975
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		235,000	236,175
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		435,000	457,838
Snai SpA, 144A, 12.0%, 12/15/2018	EUR	685,000	803,200
Spectrum Brands, Inc., 5.75%, 7/15/2025 (b)		260,000	275,769
Springs Industries, Inc., 6.25%, 6/1/2021		565,000	574,888
Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	295,500
Telenet Finance V Luxembourg SCA, 144A, 6.75%, 8/15/2024	EUR	1,435,000	1,840,325
Telenet Finance VI Luxembourg SCA, 144A, 4.875%, 7/15/2027	EUR	1,000,000	1,161,539
Toll Brothers Finance Corp., 4.875%, 11/15/2025		685,000	690,137
TRI Pointe Group, Inc., 4.375%, 6/15/2019		300,000	300,750
Unitymedia GmbH, 144A, 3.75%, 1/15/2027	EUR	700,000	723,386
Unitymedia Hessen GmbH & Co., KG:
144A, 4.0%, 1/15/2025	EUR	890,000	1,053,377
144A, 5.5%, 1/15/2023		4,990,000	5,170,887
UPCB Finance IV Ltd.:
144A, 4.0%, 1/15/2027	EUR	2,000,000	2,238,574
144A, 5.375%, 1/15/2025		4,085,000	4,156,487
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		562,500	594,844
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		520,000	416,000
144A, 8.5%, 10/15/2022		390,000	366,600
Virgin Media Finance PLC, 144A, 4.5%, 1/15/2025	EUR	1,000,000	1,102,111
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		7,160,000	7,180,621
144A, 5.5%, 8/15/2026		790,000	794,448
Ziggo Bond Finance BV, 144A, 4.625%, 1/15/2025	EUR	870,000	980,753
			102,857,036
Consumer Staples 3.1%
Barry Callebaut Services NV, 144A, 5.5%, 6/15/2023		3,170,000	3,388,730
Campofrio Food Group SA, 144A, 3.375%, 3/15/2022	EUR	600,000	705,999
Cott Beverages, Inc.:
5.375%, 7/1/2022		915,000	940,162
6.75%, 1/1/2020		410,000	429,475
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020 (b)		1,360,000	1,412,700
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		540,000	522,450
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		815,000	749,800
144A, 7.25%, 6/1/2021 (b)		1,050,000	1,076,250
Minerva Luxembourg SA, 144A, 7.75%, 1/31/2023		790,000	802,838
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		410,000	417,175
Pinnacle Foods Finance LLC, 144A, 5.875%, 1/15/2024		130,000	137,475
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		190,000	199,145
Smithfield Foods, Inc., 6.625%, 8/15/2022		17,000	17,978
The WhiteWave Foods Co., 5.375%, 10/1/2022		410,000	438,462
			11,238,639
Energy 9.4%
Antero Resources Corp.:
5.125%, 12/1/2022		730,000	700,800
5.375%, 11/1/2021		520,000	503,100
5.625%, 6/1/2023		415,000	402,550
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022 (b)		1,560,000	1,380,600
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		520,000	499,200
Chesapeake Energy Corp., 144A, 8.0%, 12/15/2022		300,000	204,000
Concho Resources, Inc., 5.5%, 4/1/2023 (b)		1,155,000	1,163,662
Continental Resources, Inc.:
3.8%, 6/1/2024 (b)		750,000	639,375
4.5%, 4/15/2023		700,000	625,188
5.0%, 9/15/2022 (b)		4,630,000	4,323,262
Corral Petroleum Holding, 144A, 11.75%, 5/15/2021		1,000,000	1,128,768
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		895,000	816,688
DCP Midstream Operating LP, 2.7%, 4/1/2019		1,650,000	1,547,872
Freeport-McMoran Oil & Gas LLC, 6.875%, 2/15/2023		700,000	630,000
Gulfport Energy Corp., 6.625%, 5/1/2023		210,000	203,700
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		895,000	832,350
144A, 5.75%, 10/1/2025		735,000	692,738
Holly Energy Partners LP, 6.5%, 3/1/2020		205,000	206,025
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		345,000	231,150
Laredo Petroleum, Inc.:
5.625%, 1/15/2022 (b)		700,000	644,000
6.25%, 3/15/2023 (b)		630,000	587,475
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		2,330,000	1,775,180
144A, 6.5%, 3/15/2021		730,000	573,050
Memorial Resource Development Corp., 5.875%, 7/1/2022		395,000	359,450
Newfield Exploration Co.:
5.375%, 1/1/2026 (b)		310,000	306,900
5.75%, 1/30/2022		260,000	264,225
Oasis Petroleum, Inc., 6.875%, 3/15/2022		1,715,000	1,530,637
Range Resources Corp., 4.875%, 5/15/2025 (b)		865,000	801,206
Rice Energy, Inc., 7.25%, 5/1/2023 (b)		1,105,000	1,116,050
RSP Permian, Inc., 6.625%, 10/1/2022		615,000	634,988
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021 (b)		1,430,000	1,421,062
5.625%, 4/15/2023		1,000,000	980,000
5.625%, 3/1/2025 (b)		985,000	960,375
Sunoco LP:
144A, 5.5%, 8/1/2020		320,000	320,000
144A, 6.375%, 4/1/2023		305,000	309,575
Whiting Petroleum Corp.:
5.0%, 3/15/2019		935,000	827,475
5.75%, 3/15/2021		700,000	582,750
6.25%, 4/1/2023 (b)		995,000	828,337
6.5%, 10/1/2018		915,000	802,913
WPX Energy, Inc.:
6.0%, 1/15/2022		400,000	360,000
7.5%, 8/1/2020		500,000	476,250
8.25%, 8/1/2023		560,000	526,400
			33,719,326
Financials 5.6%
AerCap Ireland Capital Ltd.:
4.625%, 10/30/2020		2,805,000	2,917,200
5.0%, 10/1/2021		5,755,000	6,071,525
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		485,000	491,063
CIT Group, Inc., 5.25%, 3/15/2018		2,000,000	2,062,500
CNO Financial Group, Inc.:
4.5%, 5/30/2020		155,000	159,650
5.25%, 5/30/2025		315,000	324,255
Equinix, Inc.:
(REIT), 5.375%, 1/1/2022		505,000	527,725
(REIT), 5.75%, 1/1/2025		380,000	397,586
(REIT), 5.875%, 1/15/2026		365,000	386,214
Financiere Gaillon 8 SAS, 144A, 7.0%, 9/30/2019	EUR	1,785,000	2,115,452
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		295,000	313,806
Mercury Bondco PLC, REG S, 8.25%, 5/30/2021	EUR	2,000,000	2,278,650
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		215,000	225,750
(REIT), 6.375%, 3/1/2024 (b)		770,000	820,050
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		510,000	531,037
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		450,000	468,000
			20,090,463
Health Care 6.6%
Alere, Inc., 144A, 6.375%, 7/1/2023		420,000	428,400
Community Health Systems, Inc.:
5.125%, 8/1/2021		1,610,000	1,614,685
7.125%, 7/15/2020 (b)		455,000	439,202
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		210,000	194,775
Endo Finance LLC:
144A, 5.75%, 1/15/2022 (b)		425,000	416,500
144A, 5.875%, 1/15/2023		455,000	435,663
Endo Ltd.:
144A, 6.0%, 7/15/2023		465,000	456,281
144A, 6.0%, 2/1/2025		315,000	300,825
Fresenius U.S. Finance II, Inc., 144A, 4.5%, 1/15/2023		3,495,000	3,582,375
HCA, Inc.:
5.25%, 6/15/2026		1,245,000	1,293,244
5.875%, 2/15/2026		3,025,000	3,138,437
7.5%, 2/15/2022		799,000	904,867
HomeVi SAS, 144A, 6.875%, 8/15/2021	EUR	2,220,000	2,702,159
Horizon Pharma Financing, Inc., 144A, 6.625%, 5/1/2023 (b)		325,000	295,750
IMS Health, Inc., 144A, 6.0%, 11/1/2020		485,000	497,125
LifePoint Health, Inc.:
5.5%, 12/1/2021		525,000	546,000
5.875%, 12/1/2023		615,000	644,213
Mallinckrodt International Finance SA:
144A, 4.875%, 4/15/2020		170,000	163,200
144A, 5.625%, 10/15/2023		345,000	323,438
Tenet Healthcare Corp., 144A, 4.134%**, 6/15/2020		395,000	395,494
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		775,000	686,359
144A, 5.875%, 5/15/2023		720,000	603,000
144A, 6.125%, 4/15/2025		2,085,000	1,741,767
144A, 7.5%, 7/15/2021		2,100,000	1,921,500
			23,725,259
Industrials 11.5%
ADT Corp.:
3.5%, 7/15/2022 (b)		300,000	275,250
5.25%, 3/15/2020 (b)		675,000	702,000
6.25%, 10/15/2021 (b)		1,000,000	1,034,520
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		940,000	991,700
Allegion PLC, 5.875%, 9/15/2023		555,000	588,300
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		510,000	451,350
Astaldi SpA, 144A, 7.125%, 12/1/2020	EUR	3,120,000	3,643,701
Belden, Inc.:
144A, 5.5%, 9/1/2022		655,000	661,550
144A, 5.5%, 4/15/2023	EUR	2,000,000	2,319,414
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (b)		1,680,000	1,461,600
144A, 6.0%, 10/15/2022		520,000	442,260
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019		265,000	256,388
Casella Waste Systems, Inc., 7.75%, 2/15/2019 (b)		715,000	728,406
Covanta Holding Corp., 5.875%, 3/1/2024		425,000	420,750
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		535,000	518,950
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021 (b)		290,000	262,088
EnerSys, 144A, 5.0%, 4/30/2023		105,000	104,475
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		1,175,000	1,169,125
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		240,000	242,400
FTE Verwaltungs GmbH, 144A, 9.0%, 7/15/2020	EUR	3,015,000	3,638,580
FTI Consulting, Inc., 6.0%, 11/15/2022		390,000	410,475
Garda World Security Corp., 144A, 7.25%, 11/15/2021		315,000	254,363
Gates Global LLC:
144A, 5.75%, 7/15/2022	EUR	150,000	144,469
144A, 6.0%, 7/15/2022		390,000	339,300
Huntington Ingalls Industries, Inc., 144A, 5.0%, 11/15/2025 (b)		423,000	444,679
Manitowoc Foodservice, Inc., 144A, 9.5%, 2/15/2024		307,000	339,235
Masonite International Corp., 144A, 5.625%, 3/15/2023		445,000	465,025
Meritor, Inc.:
6.25%, 2/15/2024 (b)		425,000	379,312
6.75%, 6/15/2021 (b)		1,015,000	959,175
Moog, Inc., 144A, 5.25%, 12/1/2022 (b)		370,000	373,700
Nortek, Inc., 8.5%, 4/15/2021 (b)		800,000	832,000
Novafives SAS, 144A, 4.5%, 6/30/2021	EUR	300,000	318,009
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		545,000	557,262
Oshkosh Corp.:
5.375%, 3/1/2022		323,000	333,094
5.375%, 3/1/2025		50,000	51,500
Paprec Holding, 144A, 5.25%, 4/1/2022	EUR	2,080,000	2,357,888
Ply Gem Industries, Inc., 6.5% , 2/1/2022 (b)		845,000	834,087
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023 (c)		80,000	83,000
Sanmina Corp., 144A, 4.375%, 6/1/2019		50,000	51,125
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		555,000	584,831
Summit Materials LLC:
6.125%, 7/15/2023		705,000	710,287
144A, 8.5%, 4/15/2022		310,000	328,600
TA Manufacturing Ltd., 144A, 3.625%, 4/15/2023	EUR	1,395,000	1,482,547
Titan International, Inc., 6.875%, 10/1/2020		345,000	298,425
Triumph Group, Inc., 5.25%, 6/1/2022		260,000	241,800
United Rentals North America, Inc.:
6.125%, 6/15/2023 (b)		45,000	46,688
7.625%, 4/15/2022		695,000	741,912
USG Corp., 144A, 5.5%, 3/1/2025 (b)		25,000	26,469
XPO Logistics, Inc., 144A, 5.75%, 6/15/2021	EUR	1,125,000	1,269,025
ZF North America Capital, Inc.:
REG S, 2.75%, 4/27/2023	EUR	500,000	587,554
144A, 4.5%, 4/29/2022 (b)		3,660,000	3,746,852
144A, 4.75%, 4/29/2025		1,900,000	1,926,125
			41,431,620
Information Technology 3.3%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		205,000	211,663
Alliance Data Systems Corp., 144A, 5.25%, 11/15/2023	EUR	750,000	818,019
Cardtronics, Inc., 5.125%, 8/1/2022		290,000	290,728
CDW LLC:
5.5%, 12/1/2024 (b)		745,000	784,113
6.0%, 8/15/2022		305,000	326,542
EarthLink Holdings Corp., 7.375%, 6/1/2020		475,000	496,375
Entegris, Inc., 144A, 6.0%, 4/1/2022		310,000	319,300
First Data Corp., 144A, 7.0%, 12/1/2023		700,000	719,250
Micron Technology, Inc.:
144A, 5.25%, 8/1/2023		515,000	416,125
144A, 7.5%, 9/15/2023		1,310,000	1,355,850
NCR Corp.:
5.875%, 12/15/2021		105,000	108,413
6.375%, 12/15/2023		265,000	275,600
Open Text Corp., 144A, 5.625%, 1/15/2023		420,000	430,500
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		310,000	312,325
United Group BV, 144A, 7.875%, 11/15/2020	EUR	2,730,000	3,313,547
Western Digital Corp.:
144A, 7.375%, 4/1/2023		1,140,000	1,150,687
144A, 10.5%, 4/1/2024		622,000	604,895
			11,933,932
Materials 16.0%
Anglo American Capital PLC, REG S, 2.5%, 9/18/2018	EUR	3,000,000	3,392,507
ArcelorMittal:
5.125%, 6/1/2020		485,000	477,725
6.25%, 8/5/2020 (b)		2,170,000	2,224,250
Ardagh Packaging Finance PLC:
144A, 4.25%, 1/15/2022	EUR	300,000	347,380
144A, 4.625%, 5/15/2023 (c)		560,000	560,000
144A, 6.75%, 1/31/2021		690,000	691,725
144A, 7.25%, 5/15/2024 (c)		1,055,000	1,055,000
144A, 9.125%, 10/15/2020		2,750,000	2,894,375
Ball Corp.:
4.375%, 12/15/2023	EUR	1,200,000	1,494,291
5.25%, 7/1/2025 (b)		530,000	557,496
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		855,000	882,253
Cascades, Inc., 144A, 5.5%, 7/15/2022		300,000	289,500
Cemex SAB de CV, 144A, 7.75%, 4/16/2026		2,858,000	3,043,770
Chemours Co., 144A, 6.125%, 5/15/2023	EUR	1,340,000	1,357,915
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025 (b)		395,000	393,025
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	550,000	534,681
144A, 5.75%, 5/15/2024		425,000	321,937
144A, 7.875%, 4/1/2021 (b)		1,720,000	1,771,600
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		635,000	609,600
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		858,000	699,270
Freeport-McMoRan, Inc.:
2.3%, 11/14/2017 (b)		2,000,000	1,935,000
2.375%, 3/15/2018 (b)		3,000,000	2,880,000
3.875%, 3/15/2023 (b)		1,500,000	1,256,250
4.0%, 11/14/2021 (b)		1,000,000	885,000
4.55%, 11/14/2024		700,000	588,875
Greif Nevada Holdings, Inc. SCS, 144A, 7.375%, 7/15/2021	EUR	1,500,000	2,001,278
Greif, Inc., 7.75%, 8/1/2019		190,000	213,275
Hexion, Inc., 6.625%, 4/15/2020		91,000	76,213
Huntsman International LLC:
4.25%, 4/1/2025	EUR	900,000	963,560
144A, 4.25%, 4/1/2025	EUR	100,000	107,108
5.125%, 4/15/2021	EUR	2,885,000	3,400,989
Kaiser Aluminum Corp., 144A, 5.875%, 5/15/2024 (c)		695,000	711,506
Novelis, Inc., 8.75%, 12/15/2020		355,000	366,537
Nyrstar Netherlands Holdings BV, 144A, 8.5%, 9/15/2019	EUR	500,000	526,723
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		990,000	987,525
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		515,000	522,725
Platform Specialty Products Corp., 144A, 10.375%, 5/1/2021		1,250,000	1,250,000
PSPC Escrow Corp., 144A, 6.0%, 2/1/2023	EUR	870,000	876,651
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020 (b)		2,730,000	2,832,375
6.875%, 2/15/2021		1,000,000	1,038,750
Sealed Air Corp.:
144A, 4.875%, 12/1/2022 (b)		245,000	255,106
144A, 5.125%, 12/1/2024		125,000	130,938
SPCM SA, 144A, 6.0%, 1/15/2022		815,000	831,300
Teck Resources Ltd.:
2.5%, 2/1/2018 (b)		4,500,000	4,275,000
3.85%, 8/15/2017		800,000	783,000
4.5%, 1/15/2021		2,500,000	2,131,250
Tronox Finance LLC:
6.375%, 8/15/2020		1,705,000	1,450,316
144A, 7.5%, 3/15/2022 (b)		500,000	415,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		205,000	214,635
144A, 5.625%, 10/1/2024 (b)		100,000	105,750
			57,610,935
Telecommunication Services 12.1%
B Communications Ltd., 144A, 7.375%, 2/15/2021		530,000	573,725
Bulgarian Telecommunications Co. EAD, 144A, 6.625%, 11/15/2018	EUR	1,000,000	1,171,730
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		485,000	498,337
Series T, 5.8%, 3/15/2022		760,000	750,500
Series S, 6.45%, 6/15/2021		1,195,000	1,218,900
Series W, 6.75%, 12/1/2023 (b)		600,000	591,000
Series Y, 7.5%, 4/1/2024 (b)		1,255,000	1,258,137
CommScope, Inc., 144A, 5.0%, 6/15/2021		515,000	522,725
CyrusOne LP, 6.375%, 11/15/2022		685,000	723,100
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		520,000	423,150
144A, 8.25%, 9/30/2020		2,319,000	2,116,087
Digicel Ltd., 144A, 6.75%, 3/1/2023		785,000	707,972
Frontier Communications Corp.:
6.25%, 9/15/2021		310,000	288,300
7.125%, 1/15/2023		275,000	243,375
144A, 10.5%, 9/15/2022		1,505,000	1,548,449
144A, 11.0%, 9/15/2025		300,000	303,000
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		415,000	461,687
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		435,000	274,866
7.25%, 4/1/2019		1,500,000	1,230,000
144A, 8.0%, 2/15/2024 (b)		1,503,000	1,555,605
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026 (b)		565,000	573,475
5.375%, 8/15/2022		1,395,000	1,426,387
144A, 5.375%, 1/15/2024		420,000	426,300
5.375%, 5/1/2025 (b)		415,000	422,263
Matterhorn Telecom Holding SA, 144A, 4.875%, 5/1/2023	EUR	2,000,000	2,138,698
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		620,000	604,500
Plantronics, Inc., 144A, 5.5%, 5/31/2023		205,000	205,513
Play Finance 1 SA, 144A, 6.5%, 8/1/2019	EUR	100,000	119,131
Play Finance 2 SA, 144A, 5.25%, 2/1/2019	EUR	1,300,000	1,528,132
SoftBank Group Corp.:
REG S, 4.75%, 7/30/2025	EUR	600,000	729,970
REG S, 5.375%, 7/30/2022		2,200,000	2,299,000
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020 (b)		2,000,000	2,052,500
7.0%, 8/15/2020 (b)		1,000,000	830,000
Sprint Corp., 7.125%, 6/15/2024		2,015,000	1,511,250
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024 (b)		5,062,000	5,296,117
6.125%, 1/15/2022		210,000	220,895
6.375%, 3/1/2025		1,019,000	1,069,950
6.5%, 1/15/2026		35,000	37,100
Telecom Italia SpA, 144A, 5.303%, 5/30/2024		2,000,000	2,090,500
Wind Acquisition Finance SA:
144A, 3.751%**, 7/15/2020	EUR	400,000	443,822
144A, 6.5%, 4/30/2020		380,000	381,900
Windstream Services LLC, 7.75%, 10/15/2020 (b)		130,000	117,584
Zayo Group LLC:
6.0%, 4/1/2023 (b)		1,430,000	1,469,324
6.375%, 5/15/2025		520,000	540,800
144A, 6.375%, 5/15/2025 (b)		485,000	504,400
			43,500,156
Utilities 2.5%
Calpine Corp.:
5.375%, 1/15/2023 (b)		490,000	494,288
5.75%, 1/15/2025 (b)		1,490,000	1,504,900
Dynegy, Inc.:
7.375%, 11/1/2022 (b)		525,000	518,584
7.625%, 11/1/2024 (b)		940,000	918,850
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		1,000,000	650,000
GenOn Americas Generation LLC, 8.5%, 10/1/2021		560,000	372,400
NGL Energy Partners LP, 5.125%, 7/15/2019 (b)		395,000	331,800
NRG Energy, Inc.:
6.25%, 7/15/2022 (b)		2,300,000	2,254,736
6.25%, 5/1/2024 (b)		1,510,000	1,472,250
7.875%, 5/15/2021		445,000	462,622
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019		200,000	186,000
			9,166,430
Total Corporate Bonds (Cost $353,346,368)			355,273,796

Government & Agency Obligations 0.3%
Other Government Related (d) 0.1%
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		400,000	419,000
U.S. Treasury Obligation 0.2%
U.S. Treasury Note, 1.0%, 8/31/2016		500,000	501,039
Total Government & Agency Obligations (Cost $900,817)			920,039

Loan Participations and Assignments 0.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010* (Cost $707,075)		700,000	0

Convertible Bonds 0.5%
Energy 0.2%
Chesapeake Energy Corp.:
2.25%, 12/15/2038		250,000	161,250
2.5%, 5/15/2037		510,000	438,600
			599,850
Materials 0.3%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK)		1,330,963	1,319,916
Total Convertible Bonds (Cost $1,784,586)			1,919,766

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $805,525)		1,279,000	1,048,780

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (e)	21	44,700
Industrials 0.0%
Congoleum Corp.*	23,760	0
Quad Graphics, Inc.	302	3,790
		3,790
Materials 0.0%
GEO Specialty Chemicals, Inc.*	136,977	52,147
GEO Specialty Chemicals, Inc. 144A*	1,703	648
		52,795
Total Common Stocks (Cost $291,928)		101,285

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $239,283)	1,219	4,372

Securities Lending Collateral 20.5%
Daily Assets Fund "Capital Shares", 0.49% (f) (g) (Cost $73,894,285)	73,894,285	73,894,285

Cash Equivalents 1.0%
Central Cash Management Fund, 0.37% (f) (Cost $3,455,034)	3,455,034	3,455,034

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $435,424,901)†	121.2	436,617,357
Other Assets and Liabilities, Net	(21.2)	(76,239,934)
Net Assets	100.0	360,377,423

The following table represents bonds and senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	700,000	708,969	0
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	1,000,000	621,875	650,000
					1,330,844	650,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of April 30, 2016.

† The cost for federal income tax purposes was $435,349,300. At April 30, 2016, net unrealized appreciation for all securities based on tax cost was $1,268,057. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,699,728 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,431,671.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at April 30, 2016 amounted to $71,139,313, which is 19.7% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	75,637	44,700.01

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At April 30, 2016, open credit default swap contracts sold were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($) (h)	Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (i)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
12/20/2019	1,410,000[1]	5.0%	Community Health Systems, Inc., 8.0%, 11/15/2019, B–	5,811	69,081	(63,270)

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(i) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Morgan Stanley

As of April 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	9,587,461	EUR	8,430,000	7/14/2016	88,123	Citigroup, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	66,160,505	USD	75,496,651	7/14/2016	(439,478)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$ —	$ 355,273,796	$ —	$ 355,273,796
Government and Agency Obligations	—	920,039	—	920,039
Loan Participations and Assignments	—	—	0	0
Convertible Bonds	—	599,850	1,319,916	1,919,766
Preferred Security	—	1,048,780	—	1,048,780
Common Stocks (j)	3,790	—	97,495	101,285
Warrants	—	—	4,372	4,372
Short-Term Investments (j)	77,349,319	—	—	77,349,319
Derivatives (k)
Forward Foreign Currency Exchange Contracts	—	88,123	—	88,123
Total	$ 77,353,109	$ 357,930,588	$ 1,421,783	$ 436,705,480
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (k)
Credit Default Swap Contracts	$ —	$ (63,270)	$ —	$ (63,270)
Forward Foreign Currency Exchange Contracts	—	(439,478)	—	(439,478)
Total	$ —	$ (502,748)	$ —	$ (502,748)

There have been no transfers between fair value measurement levels during the period ended April 30, 2016.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of April 30, 2016 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $358,075,582) — including $71,139,313 of securities loaned	$ 359,268,038
Investments in Daily Assets Fund (cost $73,894,285)*	73,894,285
Investment in Central Cash Management Fund (cost $3,455,034)	3,455,034
Total investments in securities, at value (cost $435,424,901)	436,617,357
Cash	283,855
Foreign currency, at value (cost $386,210)	386,150
Receivable for investments sold	3,973,528
Receivable for investments sold — when-issued securities	1,273,063
Receivable for Fund shares sold	1,316,655
Interest receivable	5,101,778
Unrealized appreciation on forward foreign currency exchange contracts	88,123
Upfront payments paid on bilateral swap contracts	69,081
Other assets	53,946
Total assets	449,163,536
Liabilities
Payable upon return of securities loaned	73,894,285
Payable for investments purchased	7,838,025
Payable for investments purchased — when-issued securities	5,223,750
Payable for Fund shares redeemed	567,807
Unrealized depreciation on bilateral swap contracts	63,270
Unrealized depreciation on forward foreign currency exchange contracts	439,478
Distributions payable	269,025
Accrued management fee	138,995
Accrued Trustees' fees	1,368
Other accrued expenses and payables	350,110
Total liabilities	88,786,113
Net assets, at value	$ 360,377,423

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2016 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	4,210,606
Net unrealized appreciation (depreciation) on: Investments	1,192,456
Swap contracts	(63,270)
Foreign currency	(320,417)
Accumulated net realized gain (loss)	(69,079,665)
Paid-in capital	424,437,713
Net assets, at value	$ 360,377,423
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($54,447,522 ÷ 8,381,319 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.50
Maximum offering price per share (100 ÷ 95.50 of $6.50)	$ 6.81

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,013,440 ÷ 2,761,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.52
Class S Net Asset Value, offering and redemption price(a) per share ($243,398,366 ÷ 37,276,534 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.53

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($44,518,095 ÷ 6,875,111 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 6.48

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended April 30, 2016 (Unaudited)
Investment Income
Income: Interest	$ 9,573,192
Dividends	6,266
Income distributions — Central Cash Management Fund	24,087
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	87,036
Total income	9,690,581
Expenses: Management fee	797,510
Administration fee	159,502
Services to shareholders	244,473
Distribution and service fees	123,375
Custodian fee	15,588
Professional fees	59,151
Reports to shareholders	22,866
Registration fees	34,124
Trustees' fees and expenses	6,733
Other	29,489
Total expenses before expense reductions	1,492,811
Expense reductions	(36,759)
Total expenses after expense reductions	1,456,052
Net investment income (loss)	8,234,529
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(9,855,819)
Swap contracts	43,892
Foreign currency	29,483
(9,782,444)
Change in net unrealized appreciation (depreciation) on: Investments	13,984,167
Swap contracts	(77,281)
Foreign currency	(2,521,452)
11,385,434
Net gain (loss)	1,602,990
Net increase (decrease) in net assets resulting from operations	$ 9,837,519

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

Operations: Net investment income (loss)	$ 8,234,529	$ 16,185,935
Net realized gain (loss)	(9,782,444)	(1,675,490)
Change in net unrealized appreciation (depreciation)	11,385,434	(16,293,307)
Net increase (decrease) in net assets resulting from operations	9,837,519	(1,782,862)
Distributions to shareholders from: Net investment income: Class A	(1,060,395)	(1,769,665)
Class B	(860)*	(14,194)
Class C	(302,291)	(483,506)
Class S	(5,619,450)	(11,568,903)
Institutional Class	(1,071,807)	(1,971,017)
Net realized gains: Class A	(773,980)	(680,835)
Class B	(2,120)*	(9,154)
Class C	(254,596)	(208,976)
Class S	(4,198,489)	(4,266,081)
Institutional Class	(779,084)	(761,770)
Total distributions	(14,063,072)	(21,734,101)
Fund share transactions: Proceeds from shares sold	91,135,884	86,284,376
Reinvestment of distributions	12,255,098	18,834,964
Payments for shares redeemed	(51,837,970)	(77,428,343)
Redemption fees	6,994	3,137
Net increase (decrease) in net assets from Fund share transactions	51,560,006	27,694,134
Increase (decrease) in net assets	47,334,453	4,177,171
Net assets at beginning of period	313,042,970	308,865,799
Net assets at end of period (including undistributed net investment income of $4,210,606 and $4,030,880, respectively)	$ 360,377,423	$ 313,042,970

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.61	$ 7.14	$ 7.17	$ 7.08	$ 6.74	$ 6.91
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.35	.39	.42	.47	.49
Net realized and unrealized gain (loss)	.00***	(.41)	(.02)	.11	.34	(.16)
Total from investment operations	.16	(.06)	.37	.53	.81	.33
Less distributions from: Net investment income	(.15)	(.34)	(.40)	(.43)	(.47)	(.49)
Net realized gains	(.12)	(.13)	—	(.01)	—	(.01)
Total distributions	(.27)	(.47)	(.40)	(.44)	(.47)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.50	$ 6.61	$ 7.14	$ 7.17	$ 7.08	$ 6.74
Total Return (%)[b]	2.58**	(.64)	5.44[c]	7.50	12.49[c]	4.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	39	37	34	33	31
Ratio of expenses before expense reductions (%)	1.06*	1.08	1.07	1.06	1.07	1.07
Ratio of expenses after expense reductions (%)	1.06*	1.08	1.07	1.06	1.06	1.07
Ratio of net investment income (%)	5.03*	5.10	5.42	5.86	6.79	7.11
Portfolio turnover rate (%)	29**	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.64	$ 7.16	$ 7.20	$ 7.11	$ 6.76	$ 6.93
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.30	.34	.37	.42	.44
Net realized and unrealized gain (loss)	.00***	(.40)	(.03)	.11	.35	(.16)
Total from investment operations	.13	(.10)	.31	.48	.77	.28
Less distributions from: Net investment income	(.13)	(.29)	(.35)	(.38)	(.42)	(.44)
Net realized gains	(.12)	(.13)	—	(.01)	—	(.01)
Total distributions	(.25)	(.42)	(.35)	(.39)	(.42)	(.45)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.52	$ 6.64	$ 7.16	$ 7.20	$ 7.11	$ 6.76
Total Return (%)[b]	2.20**	(1.50)	4.65[c]	6.68[c]	11.84[c]	4.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	12	11	12	12	10
Ratio of expenses before expense reductions (%)	1.82*	1.83	1.83	1.82	1.81	1.81
Ratio of expenses after expense reductions (%)	1.82*	1.83	1.82	1.82	1.80	1.81
Ratio of net investment income (%)	4.27*	4.35	4.68	5.10	6.05	6.37
Portfolio turnover rate (%)	29**	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.65	$ 7.17	$ 7.21	$ 7.11	$ 6.77	$ 6.94
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.37	.41	.44	.48	.50
Net realized and unrealized gain (loss)	.00***	(.40)	(.03)	.12	.35	(.15)
Total from investment operations	.16	(.03)	.38	.56	.83	.35
Less distributions from: Net investment income	(.16)	(.36)	(.42)	(.45)	(.49)	(.51)
Net realized gains	(.12)	(.13)	—	(.01)	—	(.01)
Total distributions	(.28)	(.49)	(.42)	(.46)	(.49)	(.52)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.53	$ 6.65	$ 7.17	$ 7.21	$ 7.11	$ 6.77
Total Return (%)[b]	2.67**	(.53)	5.70	7.89	12.68	5.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	225	231	244	264	260
Ratio of expenses before expense reductions (%)	.89*	.88	.89	.89	.89	.90
Ratio of expenses after expense reductions (%)	.85*	.85	.82	.82	.89	.89
Ratio of net investment income (%)	5.22*	5.33	5.68	6.10	6.97	7.30
Portfolio turnover rate (%)	29**	56	55	59	69	57

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain operating expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 4/30/16 (Unaudited)	Years Ended October 31,
		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.59	$ 7.11	$ 7.15	$ 7.06	$ 6.72	$ 6.88
Income (loss) from investment operations: Net investment income (loss)[a]	.17	.37	.41	.44	.49	.52
Net realized and unrealized gain (loss)	.00***	(.40)	(.03)	.11	.34	(.15)
Total from investment operations	.17	(.03)	.38	.55	.83	.37
Less distributions from: Net investment income	(.16)	(.36)	(.42)	(.45)	(.49)	(.52)
Net realized gains	(.12)	(.13)	—	(.01)	—	(.01)
Total distributions	(.28)	(.49)	(.42)	(.46)	(.49)	(.53)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.48	$ 6.59	$ 7.11	$ 7.15	$ 7.06	$ 6.72
Total Return (%)	2.57**	(.36)	5.76	7.84	12.89	5.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	37	29	29	42	34
Ratio of expenses (%)	.76*	.78	.76	.74	.74	.73
Ratio of net investment income (%)	5.31*	5.41	5.72	6.20	7.11	7.46
Portfolio turnover rate (%)	29**	56	55	59	69	57
[a] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Global High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended April 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of April 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2016, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If Affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $53,365,000, including approximately $46,102,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2016 ($21,096,000) and October 31, 2017 ($25,006,000), the respective expiration dates, whichever occurs first; and approximately $7,263,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,938,000) and long-term losses ($5,325,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, forward foreign currency exchange contracts and swaps. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended April 30, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the Fund invested in credit default swap contracts sold with a total notional value generally indicative of a range from $1,410,000 to $2,670,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2016 is included in a table following the Fund's Investment Portfolio. For the six months ended April 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $53,511,000 to $75,497,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $9,587,000.

The following tables summarize the value of the Fund's derivative instruments held as of April 30, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 88,123
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (63,270)	$ (63,270)
Foreign Exchange Contracts (b)	(439,478)	—	(439,478)
	$ (439,478)	$ (63,270)	$ (502,748)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on bilateral swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ 43,892	$ 43,892
Foreign Exchange Contracts (b)	207,978	—	207,978
	$ 207,978	$ 43,892	$ 251,870

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$ —	$ (77,281)	$ (77,281)
Foreign Exchange Contracts (b)	(2,569,754)	—	(2,569,754)
	$ (2,569,754)	$ (77,281)	$ (2,647,035)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of April 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following table:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Citigroup, Inc.	$ 88,123	$ (88,123)	$ —	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 439,478	$ (88,123)	$ —	$ 351,355
Morgan Stanley	63,270	—	—	63,270
	$ 502,748	$ (88,123)	$ —	$ 414,625

C. Purchases and Sales of Securities

During the six months ended April 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $149,502,300 and $83,637,637, respectively. Purchases and sales of U.S. Treasury securities aggregated $0 and $3,207,864, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

Accordingly, for the six months ended April 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.50% of the Fund's average daily net assets.

For the period from November 1, 2015 through January 31, 2017 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class B	1.85%
Class C	1.85%
Class S	.85%
Institutional Class	.85%

For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 118
Class S	36,641
$ 36,759

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2016, the Administration Fee was $159,502, of which $28,598 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2016
Class A	$ 4,244	$ 2,559
Class B	87	29
Class C	783	526
Class S	38,908	20,490
Institutional Class	969	567
	$ 44,991	$ 24,171

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2016
Class B	$ 159	$ —
Class C	54,566	10,678
	$ 54,725	$ 10,678

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2016	Annualized Rate
Class A	$ 50,425	$ 27,476.23%
Class B	52	7.25%
Class C	18,173	9,308.25%
	$ 68,650	$ 36,791

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2016 aggregated $9,837.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2016, the CDSC for Class C shares aggregated $1,618. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2016, DDI received $277 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,737, of which $7,737 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2016, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7,568.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2016, there was one account that held approximately 19% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2016.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,545,338	$ 22,343,512	2,598,064	$ 17,643,965
Class C	1,155,476	7,319,311	707,920	4,821,057
Class S	6,924,783	43,785,808	6,747,557	46,019,982
Institutional Class	2,801,733	17,687,253	2,560,004	17,799,372
		$ 91,135,884		$ 86,284,376
Shares issued to shareholders in reinvestment of distributions
Class A	271,001	$ 1,711,055	330,856	$ 2,257,281
Class B	454*	2,870*	3,437	23,348
Class C	80,114	507,879	89,275	611,150
Class S	1,306,877	8,294,778	1,930,108	13,237,136
Institutional Class	276,442	1,738,516	397,598	2,706,049
		$ 12,255,098		$ 18,834,964
Shares redeemed
Class A	(1,341,640)	$ (8,443,671)	(2,140,965)	$ (14,681,355)
Class B	(18,545)*	(114,795)*	(57,288)	(390,159)
Class C	(335,542)	(2,113,805)	(509,071)	(3,456,905)
Class S	(4,759,196)	(30,013,737)	(7,127,066)	(48,864,603)
Institutional Class	(1,788,952)	(11,151,962)	(1,487,756)	(10,035,321)
		$ (51,837,970)		$ (77,428,343)
Redemption fees		$ 6,994		$ 3,137
Net increase (decrease)
Class A	2,474,699	$ 15,611,658	787,955	$ 5,220,378
Class B	(18,091)*	(111,925)*	(53,851)	(366,811)
Class C	900,048	5,713,385	288,124	1,975,683
Class S	3,472,464	22,072,945	1,550,599	10,394,784
Institutional Class	1,289,223	8,273,943	1,469,846	10,470,100
		$ 51,560,006		$ 27,694,134

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2015 to April 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,025.80	$ 1,022.00	$ 1,026.70	$ 1,025.70
Expenses Paid per $1,000*	$ 5.34	$ 9.15	$ 4.28	$ 3.83
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/16	$ 1,019.59	$ 1,015.81	$ 1,020.64	$ 1,021.08
Expenses Paid per $1,000*	$ 5.32	$ 9.12	$ 4.27	$ 3.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Global High Income Fund	1.06%	1.82%	.85%	.76%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global High Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2014. The Board observed that there were limitations to the usefulness of the comparative data provided by Morningstar, noting that the applicable Morningstar universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Trustees observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 700	25155T 601	25155T 502
Fund Number	416	716	2100	596

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	6/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2016